Supplement to the
Fidelity® SAI Small-Mid Cap 500 Index Fund
September 29, 2025
Summary Prospectus

At its November 2025 meeting, the Board of Trustees ("Board") approved changes to the name and investment policy for the fund. Effective December 22, 2025, the fund will (i) change its name to Fidelity® SAI Small-Mid Cap Momentum Index Fund, (ii) change its 80% policy to normally invest at least 80% of assets in securities included in the Fidelity U.S. Small-Mid Cap Momentum Focus Index℠, and (iii) change its benchmark index to the Fidelity U.S. Small-Mid Cap Momentum Focus Index℠.
Effective December 22, 2025, the following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally investing at least 80% of assets in securities included in the Fidelity U.S. Small-Mid Cap Momentum Focus Index℠.
The Fidelity U.S. Small-Mid Cap Momentum Focus Index℠ is designed to reflect a well-diversified portfolio that invests in companies based on price and earnings momentum metrics. It is a subset of the Fidelity U.S. Extended Investable Market Index℠, a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks. The Fidelity U.S. Extended Investable Market Index℠ is a subset of the Fidelity U.S. Total Investable Market Index℠, excluding the 500 largest companies.
The Fidelity U.S. Small-Mid Cap Momentum Focus Index℠ was created by Fidelity Product Services LLC (FPS) using a rules-based proprietary index methodology that includes all U.S. stocks meeting certain market capitalization, liquidity and investability requirements.
Effective December 22, 2025, the following information supplements information found in the "Fund Summary" section under the "Principal Investment Risks" heading.
  Rules-Based Strategy Risk.
Although the index uses a rules-based proprietary index methodology, there is no guarantee that this methodology will be successful.
  Momentum Securities Risk.
Although the fund's underlying index uses a rules-based proprietary index methodology that is designed to identify stocks that exhibit positive momentum signals, there is no guarantee that this methodology will be successful. Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.
At its November 2025 meeting, the Board also approved, subject to shareholder approval, a proposal to modify the fund's fundamental investment objective and convert the fundamental investment objective to non-fundamental. If approved by shareholders, the fundamental investment objective will be modified to align with the new fund name and will take effect on December 22, 2025. The changes to the fund's name and investment policy discussed above are not subject to shareholder approval.
SV3-SUSTK-1125-100 1.9921865.100	November 21, 2025